--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to present to you the Semi-Annual Report of The Europe Fund, Inc. On June 30, 2001, the end of the period under review, the Fund's net assets totaled $139.8 million. This represents a net asset value ("NAV") per share of $13.89, a rise of 10.02% per annum from its initial value, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with a 10.02% increase in the MSCI Europe Index over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $12.35 per share on the New York Stock Exchange, which represents a 11.09% discount to the Fund's NAV per share and a rise of 8.13% per annum from its initial value, assuming reinvestment of dividends and distributions.

     We also enclose an economic review, a market review, a summary of portfolio activity and market outlook together with a summary of the major portfolio investments.

ECONOMIC REVIEW

     Following economic growth of 3.4% in 2000, leading indicators throughout the Eurozone have continued to point to a deteriorating picture for 2001, with, for example, the German IFO (Institut fur Wirtschaftsforschung) business confidence indicator falling month after month. Although industrial production has been weakening somewhat since February, consumer spending figures overall have been encouraging. Consumer confidence remains close to record levels, underpinned by falling unemployment and a positive impetus from tax cuts.

     Late to the party, the European Central Bank ("ECB") cut interest rates by 25 basis points in May. This was widely perceived as a response to this weakening European economic background and to the realization that, in hindsight, the region was not immune from an US-led global slowdown. Restrained monetary policy is the result of the ECB's prime focus on price stability. Headline inflation in the Eurozone rose to 3.4% by the end of the period, the highest level since the introduction of the Euro.

     After having rallied strongly in the final quarter of last year, the Euro resumed its weaker trend in 2001, finishing the first quarter 6.4% lower against the US dollar at $0.8840, and the second quarter another 3.4% weaker, down to $0.8466. Net portfolio flows have remained particularly negative. With growth in Europe potentially under threat from developments in the US, markets are looking for more of an interest rate boost, and underlying uncertainty over ECB policy remains a potent factor.

MARKET REVIEW

     European markets rallied confidently in January on the back of the US Federal Reserve interest rate cuts, but soon succumbed to weakness in the US stock markets and a raft of corporate profit warnings. In Euro term's European markets were 10.6% lower over the first quarter, with technology, telecom and IT stocks leading the way down.

     A nice bounce in European equities in April with solid earnings numbers from the likes of SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung), Nokia Oyj and Nestle SA was largely offset by declines in May and June, with a return to a profit warning environment from the likes of Infineon Technologies AG, BASF AG and Bayer AG. Nokia Oyj, also, announced that sales would fall short of expectations, and estimates of handset sales globally continued their path of downward revisions.

     The MSCI Europe index rose 1.6% during the second quarter, with defensive sectors performing best: utilities, consumer staples, health care and energy. TMT (Techs, Media and Telecoms) was again out of favor with telecoms services, software, technology hardware and media all falling.

     In view of the poor market background, corporate activity has not surprisingly waned in comparison with the previous year. The most notable transactions were probably the acquisition of Dresdner Bank AG by Allianz AG and the IPO by France Telecom SA of its mobile business Orange SA.

PORTFOLIO ACTIVITY

     With valuations in many "defensive" sectors reaching peak levels, we have progressively increased our underweight sector stance in pharmaceuticals, whereas exposure to telephone operating companies has been increased to neutral, albeit still with an emphasis on the southern European majors. Although Deutsche Telecom AG was a major purchase towards the end of the first half, as the shares fell to what we believe was an attractive valuation level.

     We have maintained our overweight stance in the software and IT service sectors, and moved to an underweight position overall in technology hardware companies, with a preference for Nokia Oyj over Telefonaktiebolaget LM Ericsson AB (Ericsson).

     In general terms, recent transactions have clearly favored corporate cash flow quality and visibility (e.g. Carrefour SA the French retailer and Airtours PLC the British Tour Operator).

PERFORMANCE ATTRIBUTION

     Since the beginning of the year the Fund's NAV has fallen by 18.3%, against a 17.2% fall for the MSCI Europe (US$ adjusted) index.

     A shocking profit warning by Cap Gemini Ernst & Young SA, fears about the economic slowdown in Europe in the case of Vedior NV, and the start of a rights issue for Marionnaud Parfumeries . . . these were the three most negative stocks for the Fund over the last quarter, and notably in June.

     From a sector point of view, remaining underweight in the pharmaceuticals sector was also detrimental to performance. Nevertheless, we continue to struggle to find attractively valued shares in that industry, especially as we remain concerned by either patents expiring and/or FDA registration risk for new products.

OUTLOOK

     Despite profit warnings and generalized slowing of global economies, there are a number of reasons to be optimistic about European Equities:

     - The ECB has cut rates once this year, and will likely continue a more accommodative monetary policy should growth continue to falter.

     - Internationally, liquidity is improving.

     - Tax cuts to the tune of E40 billion have already been enacted in Germany, France and Italy, which should be broadly supportive for investment and consumer spending.

     - Consumers in Europe with "cash under the mattress" will have until February 28, 2002 to spend their legacy Francs, Pesetas, Lira, Deutsche marks, etc. It is estimated that many will elect to spend this cash rather than convert to E at banks. This may provide an additional boost to the European economies. There is already anecdotal evidence of strong construction spending in Spain and France. Primary beneficiaries of a spending spree would likely be producers of luxury goods, hotels, restaurants and the travel industry.

     - Structural reform in Europe is still in its infancy. A stronger equity culture, liberalized pension laws and more flexible markets bode well for the longer term.

     Valuations of a number of sectors are back to fair value, and growth stocks in general do not look particularly expensive at current levels, yet visibility of both revenue and earnings forecasts is poor and on longer term measures markets are still not cheap. Consequently a continued focus on quality and transparency is called for, with conditions not yet suitable for a move into more cyclical areas of the markets.

                                Yours sincerely,

               /s/ Terry K. Glenn                               /s/ Michael Legros
                 Terry K. Glenn                                   Michel Legros
                   President                                    Portfolio Manager

July 2001

PORTFOLIO SUMMARY

     The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value at June 30, 2001 are outlined below:
   [PIE CHART]

Finland                                                                           2.90
France                                                                           17.90
Germany                                                                          17.70
Ireland                                                                           1.20
Italy                                                                             6.90
Netherlands                                                                       7.30
Spain                                                                             3.80
Sweden                                                                            2.70
Switzerland                                                                      10.90
United Kingdom                                                                   27.50
Other*                                                                            1.20

   [PIE CHART]

Finland                                                                           2.60
France                                                                           15.90
Germany                                                                          12.50
Ireland                                                                           1.10
Italy                                                                             6.40
Netherlands                                                                       8.10
Spain                                                                             4.30
Sweden                                                                            3.20
Switzerland                                                                       9.70
United Kingdom                                                                   31.30
Other*                                                                            4.90

                                           *Countries include Austria, Belgium,
                                            Denmark, Greece, Norway and
                                            Portugal.

     The Fund's ten largest equity holdings expressed as a percentage of total net assets at June 30, 2001 were:

Shell Transport & Trading Company PLC......   3.9%
GlaxoSmithKline PLC........................   3.6
Total Fina Elf SA 'B'......................   3.5
Vodafone Group PLC.........................   3.0
ING Groep NV...............................   2.8
BP Amoco PLC...............................   2.8
Nestle SA..................................   2.7
Nokia Oyj..................................   2.3
HSBC Holdings PLC..........................   2.3
Sap AG (Systeme, Andwendungen, Produkte in
  der Datenverarbeitung)...................   2.2
                                             ----
                                             29.1%
                                             ====

     The Fund's sector weightings expressed as a percentage of net assets at June 30, 2001 were:

Financials..............................      25.7%
Consumer Discretionary..................      13.5
Energy..................................      10.7
Health Care.............................      10.1
Information Technology..................       9.9
Telecommunication Services..............       9.8
Consumer Staples........................       7.5
Industrials.............................       7.2
Materials...............................       2.8
Utilities...............................       0.7
Cash and Other Assets in Excess of
  Liabilities...........................       2.1
                                            ------
                                             100.0%
                                            ======

--------------------------------------------------------------------------------

THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2001 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
AUTOMOBILES & COMPONENTS
France                     4,000    PSA Peugeot Citroen SA                            $  1,086,018        0.8%
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN AUTOMOBILES & COMPONENTS        1,086,018        0.8
 ...............................................................................................................
BANKS
France                    22,000    BNP Paribas SA                                       1,914,671        1.4
                          18,500    Societe General 'A'                                  1,095,564        0.8
                                                                                      -------------------------
                                                                                         3,010,235        2.2
 ...............................................................................................................
Germany                   15,000    Deutsche Bank AG (Registered Shares)                 1,071,796        0.8
 ...............................................................................................................
Ireland                  170,000    Bank of Ireland                                      1,683,887        1.2
 ...............................................................................................................
Italy                    400,000    IntesaBCI SpA                                        1,412,129        1.0
                         375,000    UniCredito Italiano SpA                              1,609,598        1.1
                                                                                      -------------------------
                                                                                         3,021,727        2.1
 ...............................................................................................................
Spain                    200,000    Banco Bilbao Vizcaya Argentaria SA                   2,587,210        1.8
 ...............................................................................................................
Switzerland               17,000    +Credit Suisse Group (Registered Shares)             2,794,715        2.0
 ...............................................................................................................
United Kingdom            90,000    Barclays PLC                                         2,759,357        2.0
                         270,000    HSBC Holdings PLC                                    3,199,208        2.3
                                                                                      -------------------------
                                                                                         5,958,565        4.3
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN BANKS                          20,128,135       14.4
 ...............................................................................................................
CAPITAL GOODS
Germany                   34,000    Siemens AG                                           2,058,085        1.5
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN CAPITAL GOODS                   2,058,085        1.5
 ...............................................................................................................
COMMERCIAL SERVICES & SUPPLIES
Denmark                   28,000    +ISS A/S                                             1,639,754        1.2
 ...............................................................................................................
Netherlands              120,000    Vedior NV 'A'                                        1,087,034        0.8
 ...............................................................................................................
Spain                         17    +A.B. Capital Fund*                                     22,603        0.0
 ...............................................................................................................
Sweden                   115,000    Securitas AB 'B'                                     2,012,558        1.4
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Switzerland               37,000    Adecco SA (Registered Shares)                     $  1,741,419        1.2%
 ...............................................................................................................
United Kingdom           275,000    Serco Group PLC (Ordinary)                           1,508,364        1.1
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN COMMERCIAL SERVICES &
                                    SUPPLIES                                             8,011,732        5.7
 ...............................................................................................................
CONSUMER DURABLES & APPAREL
France                   150,000    +Lectra Systemes                                       590,504        0.4
                          12,000    SEB SA                                                 563,836        0.4
                                                                                      -------------------------
                                                                                         1,154,340        0.8
 ...............................................................................................................
Germany                   15,000    adidas-Salomon AG                                      909,248        0.6
 ...............................................................................................................
Italy                     19,500    Gucci Group NV (NY Registered Shares)                1,633,125        1.2
 ...............................................................................................................
Switzerland                  530    +The Swatch Group AG 'B'                               530,737        0.4
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN CONSUMER DURABLES &
                                    APPAREL                                              4,227,450        3.0
 ...............................................................................................................
DIVERSIFIED FINANCIALS
Germany                   20,000    Marschollek, Lautenschlaeger und Partner AG
                                    (Preferred)                                          2,201,160        1.6
 ...............................................................................................................
Netherlands               22,244    Fortis (NL) NV                                         540,848        0.4
                          60,000    ING Groep NV                                         3,921,451        2.8
                                                                                      -------------------------
                                                                                         4,462,299        3.2
 ...............................................................................................................
United Kingdom           150,000    Amvescap PLC                                         2,605,356        1.8
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN DIVERSIFIED FINANCIALS          9,268,815        6.6
 ...............................................................................................................
ENERGY
France                    35,000    Total Fina Elf SA 'B'                                4,900,967        3.5
 ...............................................................................................................
United Kingdom           180,000    BG Group PLC                                           709,458        0.5
                         475,000    BP Amoco PLC                                         3,904,694        2.8
                         650,000    Shell Transport & Trading Company PLC                5,402,686        3.9
                                                                                      -------------------------
                                                                                        10,016,838        7.2
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN ENERGY                         14,917,805       10.7
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING
France                    21,000    Carrefour SA                                      $  1,111,162        0.8%
 ...............................................................................................................
United Kingdom           160,000    J Sainsbury PLC                                        997,419        0.7
                         575,000    Tesco PLC                                            2,074,264        1.5
                                                                                      -------------------------
                                                                                         3,071,683        2.2
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN FOOD & DRUG RETAILING           4,182,845        3.0
 ...............................................................................................................
FOOD, BEVERAGE & TOBACCO
Netherlands               40,000    Koninklijke Numico NV                                1,535,055        1.1
 ...............................................................................................................
Switzerland               17,500    Nestle SA (Registered Shares)                        3,719,054        2.7
 ...............................................................................................................
United Kingdom           160,000    Allied Domecq PLC                                      997,419        0.7
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN FOOD, BEVERAGE & TOBACCO        6,251,528        4.5
 ...............................................................................................................
HEALTH CARE EQUIPMENT & SERVICES
France                     3,000    Essilor International SA                               858,452        0.6
 ...............................................................................................................
Germany                   55,000    Rhoen Klinikum AG (Preferred)                        2,537,683        1.8
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN HEALTH CARE EQUIPMENT &
                                    SERVICES                                             3,396,135        2.4
 ...............................................................................................................
HOTELS, RESTAURANTS & LEISURE
France                    60,000    Accor SA                                             2,532,181        1.8
 ...............................................................................................................
Switzerland                4,600    Kuoni Reisen Holding AG (Registered Shares)          1,781,140        1.3
 ...............................................................................................................
United Kingdom           307,910    Airtours PLC                                         1,251,499        0.9
                          60,000    PizzaExpress PLC                                       772,114        0.5
                                                                                      -------------------------
                                                                                         2,023,613        1.4
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN HOTELS, RESTAURANTS &
                                    LEISURE                                              6,336,934        4.5
 ...............................................................................................................
INSURANCE
France                    67,164    AXA                                                  1,913,375        1.4
 ...............................................................................................................
Germany                    7,500    Allianz AG (Registered Shares)                       2,201,372        1.6
                           6,000    Muenchener Rueckversicherungs-Gesellschaft AG
                                    (Registered Shares)                                  1,683,887        1.2
                                                                                      -------------------------
                                                                                         3,885,259        2.8
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Sweden                    75,000    Skandia Forsakrings AB                            $    688,996        0.5%
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN INSURANCE                       6,487,630        4.7
 ...............................................................................................................
MATERIALS
Germany                   43,000    Bayer AG                                             1,674,575        1.2
                          13,500    Henkel KGaA (Preferred)                                782,893        0.6
                                                                                      -------------------------
                                                                                         2,457,468        1.8
 ...............................................................................................................
Netherlands               20,000    Akzo Nobel NV                                          846,600        0.6
 ...............................................................................................................
Spain                     20,000    Acerinox SA                                            555,369        0.4
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN MATERIALS                       3,859,437        2.8
 ...............................................................................................................
MEDIA
France                    36,000    Vivendi Universal SA                                 2,098,383        1.5
 ...............................................................................................................
Netherlands               35,304    VNU NV                                               1,195,535        0.8
                          35,000    Wolters Kluwer NV 'A'                                  940,784        0.7
                                                                                      -------------------------
                                                                                         2,136,319        1.5
 ...............................................................................................................
United Kingdom            65,909    United Business Media PLC                              535,774        0.4
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN MEDIA                           4,770,476        3.4
 ...............................................................................................................
PHARMACEUTICALS & BIOTECHNOLOGY
Switzerland               70,000    Novartis AG (Registered Shares)                      2,533,241        1.8
                          25,000    Roche Holding AG (Genuss)                            1,801,113        1.3
                                                                                      -------------------------
                                                                                         4,334,354        3.1
 ...............................................................................................................
United Kingdom            31,000    AstraZeneca Group PLC                                1,444,415        1.0
                         177,500    GlaxoSmithKline PLC                                  4,992,720        3.6
                                                                                      -------------------------
                                                                                         6,437,135        4.6
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN PHARMACEUTICALS &
                                    BIOTECHNOLOGY                                       10,771,489        7.7
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
RETAILING
France                    20,000    +Marionnaud Parfumeries                           $  1,767,701        1.3%
                          20,000    +Marionnaud Parfumeries rights(a)                       16,255        0.0
                           5,200    Pinault-Printemps-Redoute SA                           752,797        0.5
                                                                                      -------------------------
                                                                                         2,536,753        1.8
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN RETAILING                       2,536,753        1.8
 ...............................................................................................................
SOFTWARE & SERVICES
France                    15,000    Cap Gemini Ernst & Young SA                          1,092,114        0.8
                          26,000    Dassault Systemes SA                                 1,001,968        0.7
                                                                                      -------------------------
                                                                                         2,094,082        1.5
 ...............................................................................................................
Germany                   22,500    SAP AG (Systeme, Anwendungen, Produkte in der
                                    Datenverarbeitung)                                   3,103,001        2.2
                          45,000    Software AG                                          2,895,372        2.1
                                                                                      -------------------------
                                                                                         5,998,373        4.3
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN SOFTWARE & SERVICES             8,092,455        5.8
 ...............................................................................................................
TECHNOLOGY HARDWARE & EQUIPMENT
Finland                  145,000    Nokia Oyj                                            3,286,205        2.3
 ...............................................................................................................
France                    58,000    Alcatel SA                                           1,212,839        0.9
 ...............................................................................................................
Sweden                   175,000    Telefonaktiebolaget LM Ericsson AB 'B'                 956,556        0.7
 ...............................................................................................................
United Kingdom            60,000    +NXT PLC                                               234,166        0.2
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN TECHNOLOGY HARDWARE &
                                    EQUIPMENT                                            5,689,766        4.1
 ...............................................................................................................
TELECOMMUNICATION SERVICES
Finland                   90,000    Sonera Oyj                                             701,747        0.5
 ...............................................................................................................
Germany                   90,000    Deutsche Telecom AG                                  2,031,332        1.5
 ...............................................................................................................
Italy                    450,000    Olivetti SpA                                           796,227        0.6
                         300,000    Telecom Italia Mobile (TIM) SpA                      1,528,960        1.1
                         105,000    Telecom Italia SpA                                     942,266        0.7
                         310,000    Telecom Italia SpA (Savings Shares)                  1,480,195        1.0
                                                                                      -------------------------
                                                                                         4,747,648        3.4
 ...............................................................................................................
Spain                    163,200    +Telefonica SA                                       2,011,684        1.4
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES (CONTINUED)
United Kingdom         1,900,000    Vodafone Group PLC                                $  4,208,652        3.0%
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN TELECOMMUNICATION
                                    SERVICES                                            13,701,063        9.8
 ...............................................................................................................
UTILITIES
Germany                   20,000    E.On AG                                              1,039,625        0.7
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN UTILITIES                       1,039,625        0.7
 ...............................................................................................................
                                    TOTAL INVESTMENTS (COST--$134,269,339)(b)          136,814,176       97.9
                                    OTHER ASSETS LESS LIABILITIES                        2,997,888        2.1
                                    EXCHANGE CONTRACT(c)                                    (3,731)       0.0
                                                                                      -------------------------
                                    NET ASSETS                                        $139,808,333      100.0%
                                                                                      -------------------------
                                                                                      -------------------------
 ...............................................................................................................

 + Non-income producing security.

 * Investment in restricted security with an aggregate value of $22,603, representing 0.0% of net assets at June 30, 2001. The investment was acquired on October 22, 1990 and September 5, 1991 and has an adjusted basis of $334,461.

(a) The rights enable the holder to 1 new common share for every 5 rights held until July 3, 2001.

(b) The United States Federal income tax basis of the Fund's investments at June 30, 2001 was $134,269,339 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $2,544,837 (gross unrealized appreciation--$21,124,779 gross unrealized depreciation--$18,579,942).

(c) Foreign currency exchange contract entered into to hedge purchase commitments as of June 30, 2001 were as follows:

-------------------------------------------------------------------------------------------------------------------
Purchase                                                In                                                 Net
                                 Contract to         Exchange        Settlement                         Unrealized
                                   Receive             For              Date            Value          Depreciation
-------------------------------------------------------------------------------------------------------------------
                                 EUR 376,842         $322,765         7/02/01          $319,034          $(3,731)
-------------------------------------------------------------------------------------------------------------------
EUR Euro

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $134,269,339) (Note 1)..........    $136,814,176
Cash........................................................       2,992,699
Withholding tax refunds receivable..........................         381,164
Dividends receivable........................................         105,117
Receivable for securities sold..............................          84,379
Interest receivable.........................................           3,763
                                                                ------------
      Total assets..........................................     140,381,298
                                                                ------------

LIABILITIES
Payable for securities purchased............................         352,871
Investment management fee payable (Note 2)..................          90,928
Administration fee payable (Note 2).........................          30,309
Net unrealized depreciation on foreign currency exchange
  contract..................................................           3,731
Accrued expenses and other liabilities......................          95,126
                                                                ------------
      Total liabilities.....................................         572,965
                                                                ------------

NET ASSETS..................................................    $139,808,333
                                                                ============

Net Assets consist of:
  Common Stock, $.001 par value (Authorized 100,000,000
    shares) (Note 4)........................................    $     10,066
  Paid-in surplus...........................................     129,454,063
  Accumulated undistributed net investment income...........         660,672
  Accumulated undistributed net realized gain on
    investments.............................................       7,183,544
  Net unrealized appreciation on investments and foreign
    currency related transactions...........................       2,499,988
                                                                ------------
  Net Assets................................................    $139,808,333
                                                                ============

Net Asset Value per share
 ($139,808,333/10,066,319 shares of common stock issued and
 outstanding)...............................................          $13.89
                                                                      ------
                                                                      ------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends.................................................                  $  1,877,580
  Interest..................................................                        37,714
                                                                              ------------
                                                                                 1,915,294
  Less: Withholding tax on foreign source dividends.........                       235,083
                                                                              ------------
      Total income..........................................                     1,680,211
                                                                              ------------
Expenses
  Investment management fee (Note 2)........................                       583,586
  Administration fee (Note 2)...............................                       194,528
  Custodian fees............................................                        59,518
  Shareholder servicing fees................................                        32,627
  Legal fees................................................                        30,958
  Directors' fees and expenses..............................                        27,582
  Audit fees................................................                        22,698
  NYSE listing fee..........................................                        17,364
  Reports to shareholders...................................                        15,118
  Insurance expense.........................................                         1,177
  Miscellaneous.............................................                        22,729
                                                                              ------------
      Total expenses........................................                     1,007,885
                                                                              ------------
Net investment income.......................................                       672,326
                                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain (loss) from:
  Investments--net..........................................  $ (1,004,614)
  Foreign currency related transactions.....................        18,557        (986,057)
                                                              ------------
Change in unrealized appreciation (depreciation) on:
  Investments--net..........................................   (31,068,268)
  Foreign currency related transactions.....................       (42,802)    (31,111,070)
                                                              ------------    ------------
Net realized and unrealized loss on investments and foreign
  currency related transactions.............................                   (32,097,127)
                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $(31,424,801)
                                                                              ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE          FOR THE
                                                              SIX MONTHS ENDED    YEAR ENDED
                                                               JUNE 30, 2001     DECEMBER 31,
                                                                (UNAUDITED)          2000
                                                              ----------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.....................................    $    672,326     $    632,885
  Net realized gain (loss) on investments and foreign
    currency related transactions...........................        (986,057)      19,207,216
  Change in unrealized appreciation (depreciation) on
    investments and foreign currency related transactions...     (31,111,070)     (32,596,559)
                                                                ------------     ------------
Net decrease in net assets resulting from operations........     (31,424,801)     (12,756,458)
                                                                ------------     ------------

Dividends and distributions to shareholders from:
  Net investment income ($0 and $0.059293 per share,
    respectively)...........................................              --         (596,862)
  Net realized gain on investments and foreign currency
    related transactions ($0 and $2.302963 per share,
    respectively) (Note 1)..................................              --      (23,182,360)
                                                                ------------     ------------
Net decrease in net assets resulting from dividends and
  distributions.............................................              --      (23,779,222)
                                                                ------------     ------------
Total decrease..............................................     (31,424,801)     (36,535,680)
                                                                ------------     ------------
NET ASSETS
  Beginning of period.......................................     171,233,134      207,768,814
                                                                ------------     ------------
  End of period (including accumulated undistributed
    (distribution in excess of) net investment income of
    $660,672 and $(11,654), respectively)...................    $139,808,333     $171,233,134
                                                                ============     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

THE EUROPE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements:

                                       FOR THE                         FOR THE YEAR ENDED
                                   SIX MONTHS ENDED                       DECEMBER 31,
                                    JUNE 30, 2001     ----------------------------------------------------
                                     (UNAUDITED)        2000       1999       1998       1997       1996
                                   ----------------   --------   --------   --------   --------   --------
Net asset value, beginning of
  period.........................      $  17.01       $  20.64   $  19.52   $  19.01   $  18.18   $  14.32
                                       --------       --------   --------   --------   --------   --------
Operations:
  Net investment income*.........          0.07           0.06       0.12       0.14       0.15       0.12
  Net realized and unrealized
     gain (loss) on investments
     and foreign currency related
     transactions................         (3.19)         (1.33)      3.72       3.86       3.20       4.80
                                       --------       --------   --------   --------   --------   --------
Total from operations............         (3.12)         (1.27)      3.84       4.00       3.35       4.92
                                       --------       --------   --------   --------   --------   --------
Dividends and distributions to
  shareholders from:
  Net investment income**........            --          (0.06)     (0.14)     (0.13)     (0.14)     (0.16)
  Net realized gain on
     investments and foreign
     currency related
     transactions................            --          (2.30)     (2.58)     (3.36)     (2.38)     (0.90)
                                       --------       --------   --------   --------   --------   --------
Total dividends and
  distributions..................            --          (2.36)     (2.72)     (3.49)     (2.52)     (1.06)
                                       --------       --------   --------   --------   --------   --------
Net asset value, end of period...      $  13.89       $  17.01   $  20.64   $  19.52   $  19.01   $  18.18
                                       ========       ========   ========   ========   ========   ========
Per share market value, end of
  period.........................      $  12.35       $  15.00   $  18.88   $  18.56   $  17.06   $  16.13
                                       ========       ========   ========   ========   ========   ========
Total investment return, market
  value+.........................        (17.67)%        (8.25)%    17.07%     27.84%     21.00%     34.78%
Net assets at end of period (000
  omitted).......................      $139,808       $171,233   $207,769   $196,480   $191,374   $182,963
Ratio of expenses to average
  weekly net assets..............          1.31%***       1.27%      1.30%      1.27%      1.26%      1.42%
Ratio of net investment income to
  average weekly net assets......          0.87%***       0.31%      0.59%      0.65%      0.77%      0.74%
Portfolio turnover rate..........            10%            33%        47%        54%        39%        48%

------------------------------
  *  Based on average shares outstanding during the period.

 ** Net realized gains (losses) on foreign currency related transactions, if any, are included with and distributed as net investment income in accordance with provisions of the Internal Revenue Code.

***  Annualized.

  + Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's distribution reinvestment and cash purchase plan. Total investment return for periods of less than one full year are not annualized.

See Notes to Financial Statements.

----------------------------------------------------------

THE EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
----------------------------------------------------------

NOTE 1. SIGNIFICANT
ACCOUNTING POLICIES
                                 The Europe Fund, Inc. (the "Fund") was
                                 incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and ask quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices, or, if quotations are not available, are valued as determined in good faith by the Board of Directors of the Fund. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

Security Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend, and interest income is recorded on an accrual basis.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Effective January 10, 2001, the foreign currency amounts and transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at a 11:00 a.m. closing rate of exchange on valuation date.

     (ii) purchases and sales of investment securities, income and expenses at the 11:00 a.m. closing rate of exchange prevailing on the respective dates of such transactions.

     Prior to January 10, 2001, the 10:00 a.m. midpoint rate of exchange was used to translate into U.S. dollars.

     The resultant exchange gains and losses are included in the Statement of Operations.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses include changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.

     The Fund may hold foreign currency in order to facilitate the purchases of foreign securities.

Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts to hedge certain purchase and sale commitments denominated in foreign currencies. The Fund may enter into forward currency exchange contracts to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of forward currency exchange contracts are recorded for book purposes as unrealized gains or losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the forward currency contracts to sell and the forward currency contracts to buy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Taxes: No provision has been made for United States Federal income taxes because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7% of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7% of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus. Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Use of Estimates: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2. TRANSACTIONS
WITH AFFILIATES
AND AGREEMENTS
                                 The Fund had previously entered into Agreements with Mercury Asset Management International
Channel Islands Ltd. (as investment manager), and Merrill Lynch Investment Managers International Limited, doing business as Mercury Advisors, formerly known as Mercury Asset Management International Ltd. (as investment advisor).

     Effective December 11, 2000, the Fund has entered into an Amended and Restated Investment Management Agreement (the "Management Agreement") with Mercury Advisors (the "Manager") which replaced the investment management agreement and the investment advisory agreement previously in effect. The Management Agreement reflects the consolidation of all of the services that had been performed by the Manager under the investment management agreement and by Mercury Asset Management International Channel Islands Ltd., under the investment management agreement.

     The Amended and Restated Investment Management Agreement provides that the Fund will pay the Manager a fee, computed weekly and payable monthly, at the following rates: 0.75% of the Fund's average weekly net assets up to $250 million, and 0.65% of such assets in excess of $250 million. The Manager makes investment decisions on behalf of the Fund subject to the overall supervision of the Board of Directors. The Manager is a subsidiary of Merrill Lynch Investment Managers Limited, the ultimate parent of which is Merrill Lynch & Co., Inc.

     The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of 0.25% of the Fund's average weekly net assets up to $200 million and 0.20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of Merrill Lynch & Co., Inc.

     Certain directors and officers of the Fund are also directors and officers of the Administrator.

NOTE 3. INVESTMENT
TRANSACTIONS
                                 Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2001 were $16,597,239 and
$15,954,875, respectively.

NOTE 4. CAPITAL
                                 There are 100 million shares of $.001 par value common stock authorized. Of the 10,066,319 shares outstanding at June 30, 2001, Merrill
Lynch Investment Managers Limited owned 1,405 shares in respect of the Fund's initial seed capital and reinvested distributions.

NOTE 5. QUARTERLY
RESULTS OF
OPERATIONS*
(UNAUDITED)

                                                               NET REALIZED
                                                                    AND
                                                                UNREALIZED
                                                              GAIN (LOSS) ON
                                                                INVESTMENTS
                                                                AND FOREIGN
                                                 NET             CURRENCY
                            INVESTMENT       INVESTMENT           RELATED
                              INCOME        INCOME (LOSS)      TRANSACTIONS
                          --------------   ---------------   -----------------
                                    PER              PER                 PER
                          TOTAL    SHARE   TOTAL    SHARE     TOTAL     SHARE
                          ------   -----   ------   ------   --------   ------
March 31, 1999..........  $  535   $0.05   $ (111)  $(0.01)  $ (1,764)  $(0.17)
June 30, 1999...........   1,623    0.16      996     0.10     (2,373)   (0.24)
September 30, 1999......     779    0.08      162     0.02       (637)   (0.06)
December 31, 1999.......     789    0.08      116     0.01     42,244     4.19
                          ------   -----   ------   ------   --------   ------
Total...................  $3,726   $0.37   $1,163   $ 0.12   $ 37,470   $ 3.72
                          ======   =====   ======   ======   ========   ======
March 31, 2000..........  $  466   $0.05   $ (202)  $(0.02)  $  3,615   $ 0.36
June 30, 2000...........   1,680    0.16    1,002     0.10     (4,687)   (0.47)
September 30, 2000......     674    0.07       29     0.00**  (13,456)   (1.33)
December 31, 2000.......     386    0.04     (196)   (0.02)     1,139     0.11
                          ------   -----   ------   ------   --------   ------
Total...................  $3,206   $0.32   $  633   $ 0.06   $(13,389)  $(1.33)
                          ======   =====   ======   ======   ========   ======
March 31, 2001..........  $  394   $0.04   $ (141)  $(0.01)  $(27,435)  $(2.73)
June 30, 2001...........   1,286    0.13      813     0.08     (4,662)   (0.46)
                          ------   -----   ------   ------   --------   ------
                          $1,680   $0.17   $  672   $ 0.07   $(32,097)  $(3.19)
                          ======   =====   ======   ======   ========   ======

------------------------------

 * Totals expressed in thousands of dollars except per share amounts

** Amount is less than $.01 per share

NOTE 6. PER SHARE
SELECTED QUARTERLY
FINANCIAL DATA
(UNAUDITED)

                              NET ASSET           MARKET
                                VALUE            PRICE**
                           ---------------   ----------------
QUARTER ENDED               HIGH     LOW      HIGH      LOW     VOLUME*
-------------              ------   ------   -------   ------   -------
March 31, 1999...........  $20.79   $18.77   $21 3/8   $16 1/2   1,851
June 30, 1999............   19.91    18.81    17 15/1  16 1/4    1,131
September 30, 1999.......   20.00    18.81   17 5/16   16 1/2      972
December 31, 1999........   22.08    19.01   19 3/4    16 3/8    1,155
March 31, 2000...........   21.96    19.44   19        16 5/8    1,495
June 30, 2000............   21.36    19.05    18 15/1  16 1/2      894
September 30, 2000.......   21.02    18.66    17 11/1   16 1/1   1,019
December 31, 2000........   19.59    16.18   17        13.40     1,306
March 31, 2001...........   17.19    13.35   15.64     11.65     1,432
June 30, 2001............   15.51    13.79   13.59     11.95     1,051

------------------------------

 * In thousands.

** Based on closing prices as reported on the New York Stock Exchange.

                                 PROXY RESULTS

     On June 27, 2001, The Europe Fund, Inc. shareholders voted on the following proposal at the annual shareholders' meeting. The description of the proposal and number of shares voted is as follows:

----------------------------------------------------------------------------------------------------------------
                                                                                 SHARES VOTED   SHARES WITHHELD/
                                                                                     FOR         VOTED AGAINST
----------------------------------------------------------------------------------------------------------------
1 To elect the Fund's Board of Directors:   David O. Beim......................   7,476,773         131,660
                                            Sir Arthur Bryan...................   7,493,095         115,338
                                            James T. Flynn.....................   7,472,223         136,210
                                            Terry K. Glenn.....................   7,200,802         407,631
                                            W. Carl Kester.....................   7,494,806         113,627
                                            Karen P. Robards...................   7,474,837         133,596
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

ADDITIONAL
INFORMATION
(UNAUDITED)
                                 During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund.

     Michel Legros is the lead portfolio manager of the Fund, and is part of the European Equity team which consists of approximately 25 investment professionals.

------------------------------------------------------
DIRECTORS AND OFFICERS
 TERRY K. GLENN, Director and President
*DAVID O'BEIM, Director
*SIR ARTHUR BRYAN, Director
*JAMES T. FLYNN, Director
*W. CARL KESTER, Director
*KAREN P. ROBARDS, Director
 DONALD C. BURKE, Vice President and Treasurer
 ROBERT E. PUTNEY, III, Secretary
*Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.

The accompanying financial statements as of June 30, 2001 were not audited and accordingly, no opinion is expressed on them.
------------------------------------------------------
EXECUTIVE OFFICES--
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(For latest net asset value and requests for Fund
Reports, please call 1-800-543-6217 or
1-609-282-4600)

INVESTMENT MANAGER--
Mercury Advisors
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095

CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286

LEGAL COUNSEL--
Swidler Berlin Shereft Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, New York 10174

INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

------------------------------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------------------------------

THE FUND

    The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Advisors, a company organized in England and Wales and regulated by IMRO and the US Securities and Exchange Commission.

SHAREHOLDER INFORMATION

    Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Net asset value (NAV) and market price information about the Fund's shares are published weekly in The Wall Street Journal and the New York Times and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX." Daily NAV and market price information is available on the internet at www.wsj.com.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

    A Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

    All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.

TRANSFER AGENT:

The Bank of New York
Telephone Inquiries: 1-800-432-8224
Address Shareholder Inquiries to:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286
Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                           [The Europe Fund Art Work]

                             THE EUROPE FUND, INC.

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2001